                         COPPER VALLEY
                          MINERALS LTD.


Kleinebar Resources Ltd.                     March 29, 2000
Bill Henderson
Kurt Schendel

3000 Walton Avenue
Coquitlam, B.C.
V3B 6V6

Dear Sirs;                     Re: New York Canyon Property

Pursuant to an option agreement dated as of the 31st day of March, 1999 (the "Option Agreement"), Kleinebar Resources Ltd., Bill Henderson, and Kurt Schendel (collectively the "Optionors"), granted an option to Copper Valley Minerals Ltd. (formerly Recon Rubber Corporation)("Copper Valley"), to acquire an interest in the New York Canyon Property, Mineral County, Nevada (the "Property"). This letter confirms that in and for the sum of $7,000 US and other good and valuable consideration, the receipt of which is hereby acknowledged, the Optionors have agreed to amend the terms of the Option Agreement as follows:

1. Section 4(b)(ii)(A) is amended by deleting the reference to "first anniversary" and replacing it with "second anniversary";
2. Section 4(b)(ii)(B) is amended by deleting the reference to "second anniversary" and replacing it with "third anniversary";
3. Section 4(b)(ii)(C) is amended by deleting the reference to "third anniversary" and replacing it with "fourth anniversary"; and
4. Section 4(b)(ii)(D) is amended by deleting the reference to "fourth anniversary" and replacing it with "fifth anniversary".

The Optionors confirm the provisions of Section
4(b)(iii)(A)of the Option Agreement have been satisfied in full by the payment referenced in this letter. The
Optionors further confirm the requirement as set out in
Section 7(b)(i) of the Option Agreement is deemed to be satisfied for a period of 12 months from the date of this letter.


   2060 GISBY STREET * WEST VANCOUVER, B. C. * V7V 4N3
      PHONE: (604) 926-4300 * FAX: (604) 926-6400

The Optionors and Copper Valley confirm and agree that save and except for the amendments as set out in this letter agreement, the balance of the terms as set out in the Option
Agreement remain in full force and effect.

Yours truly,

Copper Valley Minerals Ltd.

Per:  /s/ J. Stephen Barley

      J. Stephen Barley


The above terms are hereby confirmed and agreed to as of the date first above written.


Kleinebar Resources Ltd.                  /s/ Bill Henderson
                                          ________________________
                                          Bill Henderson
Per: /s/ Robert Weicker

     Robert Weicker, President


                        /s/ Kurt Schendel
                        _________________________
                        Kurt Schendel